Lord Abbett Growth Opportunities Fund
1999 Annual Report

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A portfolio of mid-sized
growth companies

Visit our Web Site and get:
up to date statistics and
other useful information at
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

Report to Shareholders
For the Fiscal Year Ended November 30, 1999

[PHOTO OMITTED]
Robert S. Dow
Chairman
December 6, 1999

We believe that many mid-sized growth companies continue to be appealing. Going forward, we are optimistic that the relative outperformance of small- and mid-cap growth stocks will continue."

Lord Abbett Growth Opportunities Fund completed its fiscal year on November 30, 1999 with a net asset value of $18.89 per Class A share versus $12.58 on November 30, 1998. The Fund's total return over the same period was 50.04%.* The Fund primarily invests in mid-sized, U.S.-based companies from which Lord Abbett expects above-average growth.

Increasing Portfolio Diversification
The stock market rebounded sharply in the fourth quarter, with stocks of small- and mid-sized growth companies asserting their leadership versus large company growth stocks. Despite their strong fourth quarter rally, small- and mid-cap stocks remained relatively cheap on a price-to-earnings basis, often trading at a discount to large-cap stocks. In addition, the average small- and mid-cap growth company offered higher rates of expected earnings growth than the average large-cap company, confirming the opportunities that exist in this segment of the market.

During the period, we focused on increasing portfolio diversification both across and within sectors. The Fund's investments in technology companies continued to be significant positive contributors. The Fund's technology holdings included companies from many diverse areas, such as telecommunication services, software developers, and select equipment manufacturers. We increased our emphasis on technology-related companies, all of which turned out strong performances during the fourth quarter. The ever-increasing demand for wireless communication services and products and increased broadband access has benefited several of the portfolio's major holdings.

Stock performance for many companies in the financial and healthcare services sectors continued to be disappointing, but the Fund was not hurt significantly, as our weightings in these sectors has been relatively moderate. While healthcare services companies continued to suffer from government and managed care-mandated price reductions, select pharmaceutical companies entered into a new era of profitability as new products were introduced to the market.

Mid-Cap Growth Potential - The Road Ahead
We believe that many mid-sized growth companies continue to be appealing. Going forward, we are optimistic that the relative outperformance of small- and mid-cap growth stocks will continue. If the economy experiences a slowdown, we believe that the appeal of rapidly growing companies will only increase. Although there are few signs of actual inflation problems today, we are watching closely for a possible acceleration in the rate of inflation. In our opinion, the long-term growth opportunities for select companies in the technology, healthcare and business services sectors for the New Year are outstanding.

We are pleased that you have chosen Lord Abbett Growth Opportunities Fund as an investment vehicle in your diversified portfolio. We value the trust that you place in us, and look forward to serving your investment needs in the years to come. As we enter the New Year, we wish you all the best.


*Total return is the percent change in net asset value assuming the reinvestment of all distributions.

Strong Fund Performance

Comparison of the change in value of a $10,000 investment, 8/1/95-11/30/99, in Lord Abbett Growth Opportunities Fund and the Lipper Mid-Cap Growth Funds Average, the unmanaged Russell 2000 Index and Russell Mid-Cap Growth Index.

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Growth Opportunities Fund /1            $26,600
Lipper Mid-Cap Growth Funds Average/2   $23,773
Russel 2000 Index/3                     $16,062
Russell Mid-Cap Growth Index/4          $23,040
-------------------------------------------------------------------------------

(1) The Fund (Class A shares) commenced operations 8/1/95. Reflects the reinvestment of all distributions at net asset value.

(2) Source: Lipper, Inc. The Lipper Mid-Cap Growth Funds Average represents funds that, by prospectus or portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Calculated from 7/31/95.

(3) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Calculated from 7/31/95.

(4)  Russell  Mid-Cap  Growth Index  measures the  performance  of those Russell
     Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Calculated from 7/31/95.

SEC-Required Information

Average annual compounded returns for periods ended 12/31/99, at the Class A maximum sales charge of 5.75%, with all distributions reinvested:

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1 year                             49.00%
Life of Fund (8/1/95 Inception)    27.31%
-------------------------------------------------------------------------------

Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Important Information

Common  stocks  purchased  by the  Fund  are  subject  to  market  fluctuations, providing the potential for gains and the risk of loss. Starting in October 1998, Growth Opportunities Fund changed its investment strategy to one emphasizing growth-oriented investments. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional shares with distinct pricing options. For a full disclosure of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the Funds current prospectus. If used as sales material after 3/31/00, this report must be accompanied by Lord Abbetts Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets
--------------------------------------------------------------------------------
November 30, 1999

                            Investments       Shares    Value
--------------------------------------------------------------------------------
Investments in Common Stocks
95.07%
--------------------------------------------------------------------------------
Apparel 2.43%     * Jones Apparel Group Inc.  34,800   $   928,725
                  * Tommy Hilfiger Corp.      21,200       522,050
                    Total                                1,450,775
--------------------------------------------------------------------------------
Banks:              National Commerce
Regional .63%       Bancorp                   15,000       378,750
--------------------------------------------------------------------------------
Biotechnology
2.21%             * Immunex Corp.             18,600     1,318,275

Building
Materials 1.45%   * Royal Group Technologies  40,000       862,500
                    Ltd.
--------------------------------------------------------------------------------
Business          * Acxiom Corp.              45,000       800,156
Services 5.83%    * CSGSystems International  12,000       523,500
                  * Internet Capital Group LLC 3,000       504,000
                  * Navigant Consulting Co.    4,600        48,875
                  * Safeguard Scientifics Inc. 5,900       655,638
                  * Stamps.Com Inc.           12,000       944,250
                    Total                                3,476,419
--------------------------------------------------------------------------------
Capital             Diebold Inc.              12,000       275,250
Goods 1.38%       * Republic Services Inc.    44,000       547,250
                    Total                                  822,500
--------------------------------------------------------------------------------
Communications
Technology 1.64%  * QUALCOMM Inc.              2,700       978,244
--------------------------------------------------------------------------------
Computer:         * Ciber Inc.                19,400       413,462
Services 4.01%    * Keane Inc.                12,000       324,000
                  * Mastech Corp.             19,000       357,438
                  * USWeb Corp.               31,300     1,296,994
                    Total                                2,391,894
--------------------------------------------------------------------------------
Computer:
Hardware 1.40%    * American Power Conversion 35,000       833,437
--------------------------------------------------------------------------------
Computer:         * Akamai Technologies Inc.   3,500       829,500
Software 18.73%   * Aspect Development Inc.    6,900       329,475
                  * BEA Systems Inc. ADR      13,000     1,056,250
                  * Checkfree Holdings Corp.  16,500     1,083,844
                  * Legato Systems Inc.       16,000     1,080,500
                  * Lernout & Hauspie Speech
                    Products NV               22,000       827,750
                    National Computer
                    Systems Inc.              12,000       460,500
                  * National Instruments
                    Corp.                     26,000       780,000
                  * Network Solutions Inc.     9,000     1,349,438
                  * Netzero Inc.              25,000       531,250
                  * Peoplesoft Inc.           73,700     1,386,481
                  * Synopsys Inc.             15,000     1,085,625
                  * VeriSign Inc.              2,000       371,625
                    Total                               11,172,238
--------------------------------------------------------------------------------
Construction/Home
Building .54%     * Catellus Development Corp.25,000       323,437
--------------------------------------------------------------------------------
Consumer
Products .76%     * Smithfield Foods Inc.     17,700       453,562
--------------------------------------------------------------------------------
Drugs 1.61%       * Medimmune Inc.             8,000       961,500
--------------------------------------------------------------------------------
Electronics:
Equipment/        * Sensormatic
Components 2.17%    Electronics Corp.         81,300     1,295,719
--------------------------------------------------------------------------------
Electronics:        Dallas Semiconductor Corp. 6,000       346,125
Semiconductors    * Galileo Technology Ltd.   24,000       547,500
3.02%             * LSI Logic Corp.           15,000       906,563
                    Total                                1,800,188
--------------------------------------------------------------------------------

                                           Shares or
                           Investments  Principal Amount       Value
--------------------------------------------------------------------------------
Entertainment
1.46%             * SFXEntertainment Inc. ADR 25,800    $  870,750
--------------------------------------------------------------------------------
Financial           AMBAC Financial Group Inc.26,200     1,427,900
Services 4.61%    * AmeriCredit Corp.         77,600     1,319,200
                    Total                                2,747,100
--------------------------------------------------------------------------------
Healthcare          Alpharma Inc. Class A     15,500       496,000
Products 5.23%    * Elan Corp. plc ADR        15,100       413,362
                  * Forest Laboratories
                    Class A                   10,000       511,875
                  * Ivax Corp.                18,000       365,625
                    Teva Pharmaceutical ADR   24,300     1,333,463
                    Total                                3,120,325
--------------------------------------------------------------------------------
Instrumentation
1.23%             * Waters Corp.              15,000       735,000
--------------------------------------------------------------------------------
Metals & Minerals
 .57%              * Stillwater Mining Company 14,100       341,925
--------------------------------------------------------------------------------
Miscellaneous     * Go2net Inc.                7,000       511,437
3.41%             * XOOM.Com Inc.             20,000     1,520,000
                    Total                                2,031,437
--------------------------------------------------------------------------------
Oil: Crude
Producers 1.34%   * Barrett Resources Corp.   30,000       796,875
--------------------------------------------------------------------------------
Publishing .86%     Hollinger International Inc.
                    Class A                   41,000       515,063
--------------------------------------------------------------------------------
Radio & TV        * AMFM Inc.                 16,800     1,187,550
Broadcast 2.74%   * Emmis Communications Corp. 5,500       445,500
                    Total                                1,633,050
--------------------------------------------------------------------------------
Restaurants 2.09% * Papa John's International Inc.20,700   743,259
                  * Starbucks Corp.           19,000       504,688
                    Total                                1,247,947
--------------------------------------------------------------------------------
Retail 4.43%      * American Eagle Outfitters 33,200     1,516,825
                    Claire's Stores Inc.      35,000       759,063
                  * Ticketmaster Online-
                    CitySearch Inc.           13,000       368,875
                    Total                                2,644,763
--------------------------------------------------------------------------------
Retail:
Specialty 2.38%   * Michaels Stores Inc.      45,300     1,421,287
--------------------------------------------------------------------------------
Services 4.03%    * Convergys Corp.           88,000     2,403,500
--------------------------------------------------------------------------------
Telecommunication * Antec Corp.               14,400       806,400
Equipment 3.49%   * Plantronics Inc.          20,200     1,272,600
                    Total                                2,079,000
--------------------------------------------------------------------------------
Tele-
communications    * Broadwing Inc.            35,600     1,036,850
9.39%             * Crown Castle
                    International Corp.       45,300       954,131
                  * Sykes Enterprises Inc.    24,000       958,500
                  * TeleCorp PCS Inc.         50,000     1,803,125
                  * Viatel Inc.                8,300       348,600
                  * West Teleservices Corp.   28,900       498,525
                    Total                                5,599,731
--------------------------------------------------------------------------------
                    Total Investments in
                    Common Stocks
                    (Cost $45,891,746)                  56,707,191
--------------------------------------------------------------------------------
Short-Term Investments
6.18%
--------------------------------------------------------------------------------
                    American General
                    Finance Corp. 5.70%
                    due 12/1/1999         $1,305,000     1,305,000

Statement of Net Assets
November 30, 1999



                           Investments  Principal Amount       Value
--------------------------------------------------------------------------------
                    Associates Corp.
                    5.68% due 12/1/1999   $2,380,000   $ 2,380,000
--------------------------------------------------------------------------------

                    Total Short-Term Investments
                    (Cost $3,685,000)                    3,685,000
--------------------------------------------------------------------------------
                    Total Investments 101.25%
                    (Cost $49,576,746)                  60,392,191
--------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities (1.25)%          (744,703)
--------------------------------------------------------------------------------
Net Assets 100.00%                                     $59,647,488
--------------------------------------------------------------------------------



Class A Shares-Net asset value ($40,252,412/2,130,826 shares outstanding)                                $18.89
Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)                $20.04
Class B Shares-Net asset value ($10,954,442/583,406 shares outstanding)                                  $18.78
Class C Shares-Net asset value ($8,437,661/449,715 shares outstanding)                                   $18.76
Class Y Shares-Net asset value ($2,973.31/156.971 shares outstanding)                                    $18.94
*Non-income producing security.
 ADR American Depositary Receipt

See Notes to Financial Statements.

              Statement of Operations
Investment Income                                                                                       Year Ended November 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Income        Dividends (net of $86 of foreign taxes withheld)                                              $    54,435
              Interest                                                                                           63,717
------------------------------------------------------------------------------------------------------------------------------------
              Total income                                                                                                $  118,152
------------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                    159,804
              Management fee waived                                                                            (159,804)
              12b-1 distribution plan-Class A                                                                    45,762
              12b-1 distribution plan-Class B                                                                    23,804
              12b-1 distribution plan-Class C                                                                    18,664
              Shareholder servicing                                                                              25,023
              Registration                                                                                       23,085
              Reports to shareholders                                                                            14,293
              Professional                                                                                        8,250
              Other                                                                                                 650
------------------------------------------------------------------------------------------------------------------------------------
              Total expenses before reimbursements                                                              159,531
              Expenses assumed by Lord Abbett                                                                   (58,426)
------------------------------------------------------------------------------------------------------------------------------------
              Net expenses                                                                                                   101,105
------------------------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                                           17,047
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                                                             1,508,482
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                                      10,365,297
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                           11,873,779
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                     $11,890,826
------------------------------------------------------------------------------------------------------------------------------------
              See Notes to Financial Statements.


              Statements of Changes in Net Assets
                                                                                                           Year Ended    Year Ended
                                                                                                         November 30,  November 30,
Increase in Net Assets                                                                                           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                                       $    17,047    $   24,409
              Net realized gain from investment transactions                                                1,508,482       233,346
              Net change in unrealized appreciation of investments                                         10,365,297        64,603
              Net increasein net assets from operations                                                    11,890,826       322,358
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                         -         1,127
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distribution to shareholders from:
              Net investment income                                                                                 -       (43,200)
              Net realized gain from investment transactions                                                        -      (405,260)
              Total                                                                                                 -      (448,460)
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                            47,393,509     3,761,157
              Net asset value of shares issued in reinvestment of dividends and distributions                       -       439,363
              Total                                                                                        47,393,509     4,200,520
-----------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                                    (4,359,957)   (1,024,926)
-----------------------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                               43,033,552     3,175,594
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                     54,924,378     3,050,619
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
              Beginning of year                                                                             4,723,110     1,672,491
-----------------------------------------------------------------------------------------------------------------------------------
              End of year (including undistributed net investment income of $17,284 and $237,             $59,647,488    $4,723,110
              respectively)
-----------------------------------------------------------------------------------------------------------------------------------
              See Notes to Financial Statements.


      Financial Highlights

                                                                                                                     Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     August 1, 1995
                                                                                                                     (Commencement
                                                                                                       Year Endedof Operations) to
                                                                                                     November 30,     November 30,
Per Share Operating Performance:                           1999             1998             1997            1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.58           $16.18           $12.84       $10.18           $10.00
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                 .04(e)           .15              .23          .30              .10
      Net realized and unrealized gain on investments      6.27              .09             3.39         2.50              .08

      Total from investment operations                     6.31              .24             3.62         2.80              .18
------------------------------------------------------------------------------------------------------------------------------------
      Distributions from:
      Net investment income                                   -             (.37)            (.28)           (.12)            -
      Net realized gain on investments                        -            (3.47)            -            (.02)               -
      Total distributions                                     -            (3.84)            (.28)        (.14)               -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $18.89           $12.58           $16.18       $12.84           $10.18
------------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                                           50.04%            5.71%           28.90%       27.81%            1.80%(d)
------------------------------------------------------------------------------------------------------------------------------------
      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements         .41%             .02%             .00%         .00%             .00%(d)
      Expenses, excluding waiver and reimbursements        1.64%            1.60%            1.58%        2.39%            1.20%(d)
      Net investment income                                 .25%            1.14%            1.69%        2.67%            1.04%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Class B Shares                   Class C Shares   Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                     October 16,                      October 19,      December 9,
                                                                      1998(c) to                       1998(c) to       1998(c) to
                                                                    November 30,                     November 30,     November 30,
Per Share Operating Performance:                           1999             1998             1999            1998             1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.57           $10.41           $12.59       $10.70           $12.76
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income  (loss)                        (.06)(e)            -(a)          (.06)(e)      -(a)           .09(e)
      Net realized and unrealized gain on investment       6.27             2.16             6.23         1.89             6.09

      Total from investment operations                     6.21             2.16             6.17         1.89             6.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $18.78           $12.57           $18.76       $12.59           $18.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                          49.32%           20.75%(d)        49.01%       17.66%(d)        48.43%(d)
------------------------------------------------------------------------------------------------------------------------------------
      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements        1.07%             .13%(d)         1.07%         .13%(d)          .06%(d)
      Expenses, excluding waiver and reimbursements        2.30%             .34%(d)         2.30%         .34%(d)         1.27%(d)
      Net investment income (loss)                         (.40)%           (.08)%(d)        (.40)%       (.10)%(d)         .62%(d)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    August 1, 1995
                                                                                                                     (Commencement
                                                                                                       Year Endedof Operations) to
                                                                                                     November 30,     November 30,
Supplemental Data For All Classes:                         1999             1998             1997            1996             1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)                     $59,647           $4,723           $1,672       $1,462             $968
      Portfolio turnover rate                            104.87%          136.81%           52.86%       30.78%            1.55%
------------------------------------------------------------------------------------------------------------------------------------


(a)  Amount less than $.01.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of operations of respective class shares.

(d)  Not annualized.

(e) Calculated using average shares outstanding during the period. See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers one of the portfolios-Lord Abbett Growth Opportunities Fund ("Series"). The Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conform ity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series.

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trad ing privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securi ties. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to December 1, 1998, the Series followed the accounting practice of equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective December 1, 1998, the Series discontinued the use of equalization. Discontinuing the use of equalization results in a simpler and more meaningful financial statement presentation.

(e) The organization expenses of the Series are amortized evenly over a period of five years.


2. Management Fee and Other Transactions with Affiliates

The Series has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Series with investment management services, and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Series' investment portfolio. The management fee paid is based on average daily net assets for each month at the annual rate of 0.90 of 1%. Lord Abbett waived its management fee for the year ended November 30, 1999.

The Series has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Series makes payments to Distributor, which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Series pays Distributor: (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases, and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B and Class C Plans, the Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the shares outstanding. Class Y does not have a Rule 12b-1 plan. At November 30, 1999, the 12b-1 fee payable was $25,333.

Distributor received $121,793, representing payment of commissions on sales of Class A shares, after deducting $687,962 allowed to authorized distributors as concessions.

Certain of the Series' officers and directors have an interest in Lord Abbett.


3. Capital

The Company has authorized 150 million shares of $.001 par value capital stock desig nated as follows: Class A-50 million, Class B -30 million, Class C-20 million, Class P -20 million, Class Y-30 million. Paid in capital amounted to $47,264,859 at November 30, 1999. Prior to October 1, 1998, all outstanding shares of the Series were held by directors and officers of the Company, and by partners and employees of Lord Abbett.

Transactions in capital stock were as follows:

                       Year Ended Nov. 30, 1999       Year Ended Nov. 30, 1998
--------------------------------------------------------------------------------
Class A                 Shares           Amount       Shares            Amount
--------------------------------------------------------------------------------

Sales of shares      2,010,484      $31,122,767      282,010        $3,261,131

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                -                -       38,922           439,363

Total                2,010,484       31,122,767      320,932         3,700,494
--------------------------------------------------------------------------------
Shares reacquired     (212,825)      (3,631,283)     (91,140)       (1,024,908)
--------------------------------------------------------------------------------
Increase             1,797,659      $27,491,484      229,792        $2,675,586
--------------------------------------------------------------------------------

                       Year Ended Nov. 30, 1999  Oct. 16, 1998* to Nov. 30, 1998
--------------------------------------------------------------------------------
Class B                 Shares           Amount       Shares            Amount
--------------------------------------------------------------------------------
Sales of shares        583,643      $ 9,180,995       18,197          $211,217
--------------------------------------------------------------------------------
Shares reacquired      (18,432)        (294,430)          (2)              (18)
--------------------------------------------------------------------------------
Increase               565,211      $ 8,886,565       18,195          $211,199
--------------------------------------------------------------------------------


                       Year Ended Nov. 30, 1999Oct. 19, 1998* to Nov. 30, 1998
--------------------------------------------------------------------------------

Class C                 Shares           Amount       Shares            Amount
--------------------------------------------------------------------------------
Sales of shares        450,156      $ 7,087,621       24,003          $288,809
Sales reacquired       (24,444)        (434,244)           -                 -
--------------------------------------------------------------------------------
Increase               425,712      $ 6,653,377       24,003          $288,809
--------------------------------------------------------------------------------


                                                Dec. 9, 1998* to Nov. 30, 1999
--------------------------------------------------------------------------------
Class Y                                               Shares            Amount
--------------------------------------------------------------------------------
Sales of shares                                          157            $2,126
Increase                                                 157            $2,126
--------------------------------------------------------------------------------


*Commencement of operations of respective class shares.

NOTE: There was no capital stock activity for Class P shares during the year.


4. Distributions

Distributions from net investment income and net realized gain from investment transactions, if any, are distributed to shareholders annually. At November 30, 1999, accumulated net realized gain for the Series was $1,549,900.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on December 9, 1999 and paid on December 17, 1999, to shareholders of record on December 9, 1999 were as follows:

                             Rate Per Share          Aggregate Amount
--------------------------------------------------------------------------------

Net Investment Income-Class A    $0.0127                  $ 30,312
Net Investment Income-Class Y    $0.0382                      $  6
Capital Gains-Class A            $0.1939                  $462,790
Capital Gains-Class B            $0.1939                  $127,681
Capital Gains-Class C            $0.1939                  $ 97,997
Capital Gains-Class Y            $0.1939                     $  30
--------------------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1999 aggregated $57,824,358 and $17,310,040, respectively.

As of November 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $10,815,445 of which $11,790,033 related to appreciated securities and $974,588 related to depreciated securities.

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund.

7. Line of Credit

Each Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at November 30, 1999, nor was the Facility utilized at any time during the year.



Copyright(C)2000 by Lord Abbett Growth Opportunities Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Growth Opportunities, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Series' Investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U.S.A.


LAGOPF-3-1199
(1/00)

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Growth Opportunities Fund:

We have audited the accompanying statement of net assets of Lord Abbett Growth Opportunities Fund as of November 30, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Growth Opportunities Fund at November 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
January 28, 2000

Copyright(C)2000 by Lord Abbett Growth Opportunities, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Growth Opportunities is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. Please read the prospectus carefully before you invest. There is no guarantee that the forecasts contained within this publication will come to pass.
All rights reserved. Printed in the U.S.A.


Numbers to Keep Handy
For Shareholder Account or Statement
Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder
Service Line: 800-865-7582

Visit OurWeb Site:
www.lordabbett.com

[GRAPHIC OMITTED]

Lord Abbett mutual fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC 90 Hudson Street Jersey City, New Jersey 07302-3973

LAGOF-2-1199
(1/00)